Exhibit 10.1

AMENDMENT NUMBER ONE TO CREDIT AGREEMENT

THIS AMENDMENT NUMBER ONE TO CREDIT AGREEMENT (this “Amendment”), dated as of November 5, 2014, is entered into by and among OMNICELL, INC. a Delaware corporation (“Borrower”), with respect to Section 12 below, the Subsidiary Guarantors listed on the signature pages hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, “Administrative Agent”), Issuing Lender and Lender (in such capacities, “Lender”), and in light of the following:

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent and Lender are parties to that certain Credit Agreement, dated as of September 25, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that Administrative Agent amend the negative covenant on restricted payments in the Credit Agreement, as set forth below; and

WHEREAS, upon the terms and conditions set forth herein, Administrative Agent and Required Lenders are willing to amend the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Defined Terms.  All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.

2.                                      Amendment to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Section 8.6(g) of the Credit Agreement is hereby amended by amending and restating such clause in its entirety as follows:

(g)                                  so long as no Default or Event of Default has occurred and is continuing or would result therefrom, (i) repurchases of common stock of the Borrower in open market transactions authorized by the Borrower’s board of directors and (ii) repurchases of the Borrower’s outstanding Equity Interests theretofore held by any consultants, employees, officers or directors of the Borrower or any of its Subsidiaries following the death, disability, retirement or termination of employment of such employees, officers or directors; provided that the aggregate amount of repurchases pursuant to this paragraph (g) shall not exceed $50,000,000 per Fiscal Year.

3.                                      Conditions Precedent to Amendment.  The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment (such date being the “Amendment Effective Date”):

(a)                                 Administrative Agent shall have received (i) this Amendment duly executed by the parties hereto, and the same shall be in full force and effect, and (ii) such other documents as Administrative Agent may reasonably require under any other Section of this Amendment or otherwise.

(b)                                 After giving effect to this Amendment, the representations and warranties contained herein, in the Credit Agreement, and in the other Loan Documents, in each case shall be true and correct in all material respects, except (i) for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of the Amendment Effective Date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date) and (ii) that for purposes of this Section 3(b), the representations and warranties contained in Section 6.16 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment Effective Date or pursuant to Section 7.1(a) and Section 7.1(b) of the Credit Agreement.

(c)                                  No Default or Event of Default shall have occurred and be continuing.

(d)                                 Borrower shall pay concurrently with the closing of the transactions evidenced by this Amendment all fees, costs, expenses and taxes then payable pursuant to the Credit Agreement and Section 5 hereof.

4.                                      Representations and Warranties.  To induce Administrative Agent and Lenders to enter into this Amendment, Borrower does hereby warrant, represent and covenant to Administrative Agent and Lenders that (i) the representations and warranties contained herein, in the Credit Agreement, and in the other Loan Documents, in each case are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the Amendment Effective Date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing as of the date hereof nor will any Default or Event of Default result from the transactions contemplated by this Amendment, and (iii) Borrower has the power and is duly authorized to enter into, deliver and perform its obligations under this Amendment and the Credit Agreement (as amended by this Amendment), and this Amendment and the Credit Agreement (as amended by this Amendment) are the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally.

5.                                      Payment of Costs and Fees.  Borrower shall pay to Administrative Agent all expenses (including, without limitation, the reasonable fees and expenses of any attorneys retained by Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.

6.                                      GOVERNING LAW; JURISDICTION, ETC.  THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS OF GOVERNING LAW, JURISDICTION, WAIVER OF VENUE, SERVICE OF PROCESS AND WAIVER OF JURY TRIAL AS SET FORTH IN SECTIONS 11.5 AND 11.6 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

7.                                      Amendments.  This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 11.2 of the Credit Agreement.

8.                                      Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3 hereof, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

9.                                      Effect on Loan Documents.

(a)                                 The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects.  The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document.  Except for the amendment to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.  The waivers, consents and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by Borrower remains in the sole and absolute discretion of Administrative Agent and Lenders.  To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.

(b)                                 Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

(c)                                  To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d)                                 This Amendment is a Loan Document.

10.                               Entire Agreement.  This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

11.                               Reaffirmation of Borrower’s Obligations.  Borrower hereby (a) acknowledges and reaffirms its obligations owing to Administrative Agent and Lenders under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect.  Borrower hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Credit Agreement or any other Loan Document to Administrative Agent, on behalf and for the benefit of the Lenders, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).

12.                               Acknowledgment and Consent.  Each Subsidiary Guarantor hereby acknowledges and agrees that any of the Subsidiary Guaranty, the Security Documents or other Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.  Each Subsidiary Guarantor represents and warrants that all representations and warranties of such Subsidiary Guarantor contained in the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.  Each Subsidiary Guarantor acknowledges and agrees that (a) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (b) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments to the Credit Agreement.

13.                               Ratification.  Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as modified hereby.

14.                               Severability of Provisions.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

“Borrower”

OMNICELL, INC., a Delaware corporation

By:	/s/ Rob Seim
Name:	Rob Seim
Title:	CFO and EVP, Finance, Administration and Manufacturing

For purposes of Section 12 only, “Subsidiary Guarantors”

MEDPAK HOLDINGS, INC., a Delaware corporation

By:	/s/ Rob Seim
Name:	Rob Seim
Title:	President, CFO and Treasurer

MTS MEDICATION TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Rob Seim
Name:	Rob Seim
Title:	EVP

MTS PACKAGING SYSTEMS, INC., a Florida corporation

By:	/s/ Rob Seim
Name:	Rob Seim
Title:	EVP

“Administrative Agent” and “Issuing Lender” and “Lender”

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Tahereh Sadeghi
Name:	Tahereh (Tina) Sadeghi
Title:	Vice President